UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2026

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2026, The Brink’s Company (the “Company”) held its annual meeting of shareholders (the “2026 Annual Meeting”), at which five proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement for the 2026 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2026 (the “2026 Proxy Statement”).

At the 2026 Annual Meeting, the Company’s shareholders approved The Brink’s Company Amended and Restated 2024 Equity Incentive Plan (the “Amended and Restated 2024 Plan”), which amends the Company’s 2024 Equity Incentive Plan, originally effective as of May 2, 2024. The Amended and Restated 2024 Plan, among other things, adds 3,900,000 shares of the Company's common stock available for issuance under the plan.

The Amended and Restated 2024 Plan is described in detail in, and attached as appendix to, the 2026 Proxy Statement. The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated 2024 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, five proposals were submitted to the Company’s shareholders, including the proposal to approve the Amended and Restated 2024 Plan. A quorum of the Company’s common shares was present for the 2026 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

Proposal 1 – Shareholders elected nine nominees to the Board for terms expiring in 2027. The name of each director and the votes cast for such individual are set forth below:

	For	Against	Abstain	Broker Non-Votes

Kathie J. Andrade	33,968,237	2,281,591	138,138	1,760,832

Paul G. Boynton	35,632,622	726,732	28,612	1,760,832

Ian D. Clough	35,877,716	485,302	24,948	1,760,832

Susan E. Docherty	35,663,469	695,805	28,692	1,760,832

Mark Eubanks	35,945,323	413,945	28,698	1,760,832

Michael J. Herling	35,368,307	990,933	28,726	1,760,832

A. Louis Parker	35,731,956	624,983	31,027	1,760,832

Timothy J. Tynan	36,098,041	264,874	24,951	1,760,832

Keith R. Wyche	35,709,319	630,277	48,370	1,760,832

Proposal 2 – Shareholders approved an advisory resolution on named executive compensation.

For	Against	Abstain	Broker Non-Votes
35,902,479	419,407	66,080	1,760,832

Proposal 3 – Shareholders approved the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
38,023,925	70,920	54,583	0

Proposal 4 – Shareholders approved the Company’s Amended and Restated 2024 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
35,301,445	1,018,331	68,190	1,760,832

Proposal 5 – Shareholders voted against the Shareholder proposal requesting a report on employee retention rates by demographic categories:

For	Against	Abstain	Broker Non-Votes
2,619,075	33,439,945	328,946	1,760,832

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits

	10.1	The Brink’s Company Amended and Restated 2024 Equity Incentive Plan, effective April 28, 2026

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: May 4, 2026	By:	/s/ Kurt B. McMaken
Kurt B. McMaken
Executive Vice President and Chief Financial Officer